                                                                      Exhibit 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Donald E. Brandt and William E. Jaudes or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Registration Statement on Form S-4 (the "Form S-4") under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of Common Stock of Arch Holding Corp. (the "Corporation") including, without limiting the generality of the foregoing, to sign the Form S-4 in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form S-4 (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with the Form S-4 or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November, 1995.



                                /s/ Donald E. Brandt
                                --------------------------
                                Donald E. Brandt

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Donald E. Brandt and William E. Jaudes or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Registration Statement on Form S-4 (the "Form S-4") under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of Common Stock of Arch Holding Corp. (the "Corporation") including, without limiting the generality of the foregoing, to sign the Form S-4 in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form S-4 (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with the Form S-4 or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November, 1995.



                                /s/ William E. Jaudes
                                --------------------------
                                William E. Jaudes

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Donald E. Brandt and William E. Jaudes or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Registration Statement on Form S-4 (the "Form S-4") under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of Common Stock of Arch Holding Corp. (the "Corporation") including, without limiting the generality of the foregoing, to sign the Form S-4 in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form S-4 (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with the Form S-4 or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November, 1995.



                                /s/ Lowell A. Dodd
                                --------------------------
                                Lowell A. Dodd

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Donald E. Brandt and William E. Jaudes or any of them each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Registration Statement on Form S-4 (the "Form S-4") under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of Common Stock of Arch Holding Corp. (the "Corporation") including, without limiting the generality of the foregoing, to sign the Form S-4 in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form S-4 (including post-effective amendments) and any instrument, contract, document or other writing, of or in connection with the Form S-4 or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of November, 1995.



                                /s/ Craig D. Nelson
                                --------------------------
                                Craig D. Nelson